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                   SUNAMERICA SENIOR FLOATING RATE FUND, INC.
              (Supplement to the Prospectus Dated April 29, 2005)


     At a recent meeting of the Board of Directors, the Board considered and approved the conversion of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") from an interval closed-end investment company to an open-end investment company. Currently the Fund makes monthly offers to repurchase a percentage of outstanding shares. If the Fund becomes an open-end investment company, its shares will be redeemable at any time. The conversion is subject to shareholder approval. The Fund expects to hold a meeting of shareholders to vote on the conversion on or about June 23, 2006. Prior to the meeting, Fund shareholders will receive a proxy statement relating to the conversion.


March 8, 2006